POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of the MERCANTILE LONG-SHORT MANAGER FUND, LLC, a Delaware limited liability company, (the "Company") constitutes and appoints Susan Penry-Williams and Patrick J. McMahon my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a director of the Company, to sign for me and in my name in the appropriate capacity, any and all Amendments to any Registration Statement of the Company, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Company or by the appropriate officers of the Company, acting in good faith and in a manner they reasonably believe to be in the best interests of the Company, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 28th day of October, 2002.


                                                     /s/ Edward D. Miller
                                                     -------------------------
                                                     Edward D. Miller

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of the MERCANTILE LONG-SHORT MANAGER FUND, LLC, a Delaware limited liability company, (the "Company") constitutes and appoints Susan Penry-Williams and Patrick J. McMahon my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a director of the Company, to sign for me and in my name in the appropriate capacity, any and all Amendments to any Registration Statement of the Company, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Company or by the appropriate officers of the Company, acting in good faith and in a manner they reasonably believe to be in the best interests of the Company, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 28th day of October, 2002.


                                                     /s/  John R. Murphy
                                                     -------------------------
                                                     John R. Murphy

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of the MERCANTILE LONG-SHORT MANAGER FUND, LLC, a Delaware limited liability company, (the "Company") constitutes and appoints Susan Penry-Williams and Patrick J. McMahon my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a director of the Company, to sign for me and in my name in the appropriate capacity, any and all Amendments to any Registration Statement of the Company, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Company or by the appropriate officers of the Company, acting in good faith and in a manner they reasonably believe to be in the best interests of the Company, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 28th day of October, 2002.


                                                     /s/ George R. Packard III
                                                     -------------------------
                                                     George R. Packard III

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of the MERCANTILE LONG-SHORT MANAGER FUND, LLC, a Delaware limited liability company, (the "Company") constitutes and appoints Susan Penry-Williams and Patrick J. McMahon my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a director of the Company, to sign for me and in my name in the appropriate capacity, any and all Amendments to any Registration Statement of the Company, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Company or by the appropriate officers of the Company, acting in good faith and in a manner they reasonably believe to be in the best interests of the Company, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 28th day of October, 2002.


                                                     /s/ Leslie B. Disharoon
                                                     --------------------------
                                                     Leslie B. Disharoon

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of the MERCANTILE LONG-SHORT MANAGER FUND, LLC, a Delaware limited liability company, (the "Company") constitutes and appoints Susan Penry-Williams and Patrick J. McMahon my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a director of the Company, to sign for me and in my name in the appropriate capacity, any and all Amendments to any Registration Statement of the Company, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Directors of the Company or by the appropriate officers of the Company, acting in good faith and in a manner they reasonably believe to be in the best interests of the Company, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 7th day of November, 2002.


                                                     /s/ Decatur H. Miller
                                                     --------------------------
                                                     Decatur H. Miller